PURCHASE AND SALE AGREEMENT/SECURITY AGREEMENT

THIS PURCHASE AND SALE AGREEMENT/ SECURITY AGREEMENT (this "Agreement") is made by and among CHARTER CAPITAL HOLDINGS LP, a Texas Limited Partnership also d/b/a/ RIER LP ("Purchaser") and HDI PLASTICS, INC.; HYPERTENSION DIAGNOSTICS, INC. (whether one or more, "Seller").

WHEREAS, Seller desires from time to time to sell accounts receivable and other rights to Purchaser, thereby engaging in account purchase transactions as set forth in Chapter 306.001(1) and Chapter 306.103 of the Texas Finance Code; and

WHEREAS, the parties desire to enter into an agreement which will control their course of dealing with respect to the purchase and sale of such accounts receivable and other rights;

NOW, THEREFORE, Purchaser and Seller do hereby agree, in consideration of the mutual promises herein contained, as follows:

Section 1. **Purchase and Sale of Accounts Receivable and other Rights**. Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser, and Purchaser hereby purchases and receives from Seller, all rights, title and interests of Seller in the accounts receivable and other forms of rights to payment described on Schedule "A" attached hereto and made a part hereof (the specific accounts receivable and rights to payment described on Schedule "A" being herein called the "Receivables"). Seller represents and warrants that true and correct copies of the invoices for the Receivables are attached to Schedule "A". Future purchases and sales of accounts receivable and other rights will be based on the completion and execution of additional schedules in form similar to Schedule "A". Upon execution by both Purchaser and Seller (or any one of Seller, if more than one) of such a schedule, the accounts receivable or other rights described therein shall become Receivables subject in all respects to the terms of this Agreement. Any amounts advanced by Purchaser pursuant to any future purchase and sale of accounts receivable and other items, whether or not any such advance is supported by an executed Schedule A, will be deemed to be a future advance by Purchaser, and any now existing or future accounts receivable and other rights of Seller, identified by Purchaser, at Purchaser's sole discretion in connection therewith, shall be considered Receivables subject in all respects to the terms of this Agreement.

Section 2. **Charge-Back; Repurchase Obligation**. Purchaser shall have the right to charge back any Receivable to Seller and Seller shall have the obligation to repurchase such Receivable ("Charge-Back"), if (a) the Receivable is not paid to Purchaser within **90** days from date of purchase by Purchaser, or (b) any Dispute arises with respect to such Receivable, or (c) Seller or Purchaser discovers or determines that any representation or warranty made by Seller in this Agreement or in any document executed in connection with this Agreement (the "Purchase Documents") is false or misleading, or (d) Seller breaches any covenant or agreement contained in this Agreement or in

any Purchase Document. "Dispute," as used herein, means any dispute, deduction, claim, offset, defense or counterclaim of any kind pertaining to the Receivable or to the goods or services giving rise thereto asserted by the party obligated thereon, regardless of the final outcome or merit thereof. Upon Charge-Back of any Receivable, Seller shall pay to Purchaser on demand an amount equal to the Gross amount of Receivable, less rebate of Discount, if any, less any payments made on such invoice to Purchaser. Purchaser may, in its discretion, subtract all or any portion of such amount from any refund, rebate or other obligation owed by Purchaser to Seller, subtract such amount from the Purchase Price for the next Receivable sold, or otherwise charge Seller for such amount. Upon Purchaser's receipt of the amount required by this Section, in collected funds, ownership of the Receivable shall re-vest in Seller, subject to Purchaser's security interest and rights of recoupment and/or setoff.

Section 3. **Invoices; Collection; Power of Attorney**. If requested by Purchaser, Purchaser shall mail all invoices to Seller's customers in each instance relating to any Receivable and any other accounts receivable of Seller, and Seller shall provide the original invoice and one copy to Purchaser ready for mailing to the customers. All invoices relating to any Receivable and any other accounts receivable of Seller shall plainly state on their face in language acceptable to Purchaser that the amounts payable thereunder are to be paid to a post office box owned and controlled by Purchaser, to be provided by Purchaser. If requested by Purchaser, Seller agrees to furnish the original purchase order from Seller's customer, evidence of shipment of the related merchandise or performance of services rendered and a written assignment of any Receivable, all in a form satisfactory to Purchaser. If requested by Purchaser, all invoices relating to Receivables and any other accounts receivable shall plainly state on their faces in language acceptable to Purchaser that the amounts payable thereunder have been assigned to and are payable directly to Purchaser. If payment is made to Seller under any circumstance, such payment shall be held in trust by Seller for Purchaser and shall not be negotiated or commingled in any way with the Seller's funds. Within 24 hours after receipt thereof, Seller shall deliver any such payments to Purchaser in the original form as received by Seller, endorsed as required by Purchaser. Purchaser is hereby authorized, irrevocably, to open, cash, endorse and otherwise collect all checks and other forms of payment tendered in payment of each Receivable and in payment of any other accounts receivable, in the name of and as attorney-in-fact for Seller, and to direct Seller's customers to make payment to a different name and/or location. Seller irrevocably authorizes Purchaser to accept, indorse and deposit on behalf of Seller any checks tendered by an account debtor "in full payment" of its obligation to Seller. Seller shall not assert against Purchaser any claim arising therefrom, irrespective of whether such action by Purchaser effects an accord and satisfaction of Seller's claims, under Section 3-311 of the Uniform Commercial Code, or otherwise. After an Event of Default, Seller shall have the authority to change the address for delivery of mail to Seller and to receive and open such mail addressed to Seller. The Seller irrevocably authorizes the Purchaser at any time and from time to time to file any initial financing statements and amendments thereto that: (a) indicate the Collateral as all assets of the Seller or words of similar effect, regardless of whether any particular asset comprised in

the Collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail; (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Seller is an organization, the type of organization, and any organization identification number issued to the Seller and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates; and (iii) contain a notification that the Seller has granted a negative pledge to the Purchaser, and that any subsequent lienor may be tortuously interfering with Purchaser's rights; (c) advises third parties that any notification of Seller's Account Debtors will interfere with Purchaser's collection rights. Seller authorizes Purchaser to pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser's security interest in the Collateral, which sums shall be included as Obligations hereunder. This power of attorney is coupled with an interest.

Section 4. **Recoupment Rights of Purchaser.** Regardless of whether Seller is in default under this Agreement, Purchaser shall have the right at all times, in its discretion, to recoup all or any designated portion of the Obligations or any other amounts which Seller may owe to Purchaser in such a manner as Purchaser may determine, at any time and without notice to Seller from:

(a) any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Purchaser to Seller; and/or

(b) all or any portion of such amount from any refund, rebate or other obligation owed by Purchaser to Seller.

The rights and remedies of Purchaser hereunder are in addition to other rights and remedies (including, without limitation, to the rights of setoff) which Purchaser may have.

Section 5. **Transfer of Related Interests**. In addition to the Receivables, Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser all other rights and interests (but not obligations) now or hereafter existing in connection with the Receivables, including, but not limited to, liens, security interests and guarantees securing payment of the Receivables, Seller's interest in returned goods arising with respect to the Receivables, and other rights and remedies of Seller related to the Receivables such as rights of stoppage in transit, replevin, reclamation and lawsuits to collect the Receivables. If any Receivable is ever represented by a promissory note or other written evidence of obligation, Seller shall deliver the same to Purchaser duly endorsed by Seller to Purchaser.

Section 6. **Further Assurances**. Seller agrees to execute and deliver to Purchaser such notices of assignment and other documents as Purchaser may request to further document the sale and assignment of Receivables hereunder.

Section 7. **No Obligation to Purchase Further Receivables**. Notwithstanding anything to the contrary contained herein, Seller

specifically acknowledges and agrees that Purchaser has the right to approve or reject future accounts receivable or other items of any kind proposed for sale under this Agreement **IN ITS SOLE DISCRETION**, and no course of conduct shall establish any commitment to purchase future accounts receivable or other items of any kind.

Section 8. **Terms - Seller's Customers**. Except as may otherwise be agreed to from time to time, the terms of all Receivables shall not exceed thirty (30) days. Seller shall not modify or vary the terms of sale, terms of payment, or location of payment set forth in the invoice (as required in Section 3) relating to any Receivable without Purchaser's written consent.

Section 9. **Purchase Price; Discount**. The Purchase Price (herein so called) for the Receivables shall be the Gross Amount of the Invoice minus the Discount. The "Gross Amount of the Invoice" shall mean the total invoice amount, including any miscellaneous charges such as sales taxes and delivery charges, less any early payment or special discounts offered to Seller's customer. "Discount" means **20**% of the Gross Amount of the Invoice. The Purchase Price for any Receivable shall be paid only after execution by Seller and acceptance by Purchaser of a Schedule "A" covering such Receivable. The Discount shall be deemed fully earned upon purchase of each Receivable in consideration of the overall manpower, effort and expense associated with Purchaser's performance hereunder, which Seller acknowledges is fair and reasonable consideration for the Discount.

Section 10. **Rebate of Discount**. As an inducement for Seller to sell only invoices from which prompt payment can be expected, and as long as Seller is not in default of this Agreement in any material respect, Purchaser will remit a rebate of part of the Discount as follows: if the Receivable is paid within **10** days of purchase by Purchaser, a rebate of **19.41**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **20** days of purchase by Purchaser, a rebate of **18.82**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **30** days of purchase by Purchaser, a rebate of **18.23**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **40** days of purchase by Purchaser, a rebate of **17.64**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **50** days of purchase by Purchaser, a rebate of **17.05**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **60** days of purchase by Purchaser, a rebate of **16.46**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **70** days of purchase by Purchaser, a rebate of **15.87**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **80** days of purchase by Purchaser, a rebate of **15.28**% of the gross amount of the invoice will be remitted to Seller; or if the Receivable is paid within **90** days of purchase by Purchaser, a rebate of **14.69**% of the gross amount of the invoice will be remitted to Seller. Rebate of Discount shall not be applicable to Receivables repurchased, charged back, collected or otherwise closed within 120 days prior to or after any form of termination of the Agreement by either party hereto, except in the event of termination by Seller whereby Seller has first provided to Purchaser, at least 120 days prior to termination, written notice of Seller's intent to

terminate. For any such purposes, Purchaser shall have the right to recapture or recoup any rebates previously paid to Seller from any amounts owed by Purchaser to Seller, and Seller shall be obligated to repay any such rebates to Purchaser.

Section 11. **Security Interest**. As collateral securing the Obligations (hereinafter defined), Seller hereby grants to Purchaser a continuing first priority lien and security interest in and to all assets of any kind or type, now owned or hereafter acquired by Seller (the "Collateral"), including but not limited to the following:

(a) All present and future accounts, contract rights, general intangibles, investment property, chattel paper, documents, instruments, inventory, equipment, farm products, fixtures, other goods, minerals, money, payment intangibles, commercial tort claims, and deposit accounts, wherever located, now owned or hereafter acquired by Seller, and any and all present and future tax refunds of any kind whatsoever to which Debtor is now or shall hereafter become entitled.

(b) All present and future increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the property heretofore described.

(c) All present and future accounts, general intangibles, chattel paper, documents, instruments, cash and non-cash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to all or any part of the property heretofore described.

(d) All present and future security for the payment to Debtor of any of the property heretofore described and goods which gave or will give rise to any of such property or are evidenced, identified, or represented therein or thereby.

(e) Any and all contracts, subcontracts, and agreements, written or oral, between Seller and any other party, and between parties other than Seller, in any way relating to the supplying, labor, supplies, or other services therefor.

(f) All of the right, title, and interest of Seller in, to, and under any and all (i) contracts, licenses, and permits, whether such contracts, licenses, and permits are now or at anytime hereafter existing; and, (ii) all amendments and supplements to and renewals and extensions of such contracts at any time made, and together with all rebates, refunds or deposits, and all other sums due or to become due under and pursuant thereto and together with all powers, privileges, options, and other benefits of Seller under such contracts.

(g) All of the right, title, and interest of Seller in and to all building and construction materials, machinery and equipment.

(h) All money, instruments, and other property of Seller now or hereafter held by Purchaser.

(i) All deposits (general or special, time or demand, provisional or final) and other accounts of Seller now or hereafter on deposit with or held by Purchaser and all other sums at any time credited by or owing from Purchaser to Seller.

(j) Proceeds and Products of any of the foregoing in any form.

Terms used in clauses (a) through (j) above have the meanings assigned in the Uniform Commercial Code as in effect in the State of Texas (the "UCC"). Purchaser shall have all the rights and remedies provided to a secured party under the UCC. Seller and Purchaser agree that to the extent Purchaser exercises or is deemed to exercise its rights under this Agreement as a secured party, Purchaser shall account for the proceeds of the accounts receivable and Receivables, deal with the disposition of the accounts receivable and Receivables, and permit Seller to redeem the accounts receivable and Receivables in the same manner provided for elsewhere in this Agreement. Purchaser's compliance with its obligations regarding collection and/or disposition of Receivables and accounts receivable and other rights which are described in this Agreement shall fulfill Purchaser's duties and obligations as a secured party. Purchaser shall not be deemed to accept the accounts receivable and Receivables in discharge of Seller's obligations to Purchaser unless Purchaser sends Seller express written notice of Purchaser's intent to do so.

Section 12. **Creation and Enforcement of Seller's "Obligations"**.

For purposes of this Agreement, Seller's "Obligations" are defined as all present and future obligations owing by Seller to Purchaser whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any Bankruptcy Case in which Seller is a Debtor, including but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations, and including, but not limited to those obligations arising from the event of Purchaser determining in its sole discretion to Charge Back any Receivable(s) in accordance with Section 2 of this Agreement.

Seller's Obligations, which include, but are not limited to, the amount of the Charge Back of any Receivable(s), together with any costs incurred by Purchaser described in Section 34 of this Agreement, shall be secured by the Security Interest contained in Section 11 of this Agreement.

In the event of a Default under Section 13 of this Agreement the Obligations will bear interest in accordance with Section 15 of this

Agreement. Proceeds of disposition of the Collateral shall be applied to pay the Obligations, in the order specified in Texas Business and Commerce Code Section 9.504.

Section 13. **Default**

13.1. **Events of Default.** An "Event of Default" shall be deemed to exist under this Agreement in the event(a) any of the events specified in clauses (a) through (d) of Section 2 occurs, regardless of whether Purchaser has exercised any right to recoup or Charge-Back in connection with such event, or (b) Seller defaults in the payment of any Obligations or in the performance of any provision hereof or of any other agreement now or hereafter entered into with Purchaser, or any warranty or representation contained herein proves to be false in any way, howsoever minor, or (c) Seller or any guarantor of the Obligations becomes subject to any debtor-relief proceedings, or (d) any such guarantor fails to perform or observe any of such guarantor's obligations to Purchaser or shall notify Purchaser of its intention to rescind, modify, terminate or revoke any guaranty of the Obligations, or any such guaranty shall cease to be in full force and effect for any reason whatever, or (e) Purchaser for any reason, in good faith, deems itself insecure with respect to the prospect of repayment or performance of the Obligations.

13.2. **Waiver of Notice. SELLER WAIVES ANY REQUIREMENT THAT PURCHASER INFORM SELLER BY AFFIRMATIVE ACT OR OTHERWISE OF ANY ACCELERATION OF SELLER'S OBLIGATIONS HEREUNDER. FURTHER, PURCHASER'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY PURCHASER OF ITS CLAIM THERETO.**

13.3. **Effect of Default.** Upon the occurrence of any Event of Default, in addition to any rights Purchaser has under this Agreement or applicable law, Purchaser may immediately terminate this Agreement, at which time all Obligations shall immediately become due and payable without notice.

13.4. Any Event of Default under this Agreement shall be a "Default" which entitles Purchaser to exercise any applicable rights and remedies under any security interest granted to Purchaser to secure payment and performance of the Obligations of Seller hereunder and under all other applicable sections of this Agreement or any document executed in connection herewith.

Section 14. **Purchaser's Remedies upon Seller's Default.** In the event Seller is in Default Purchaser shall have the right, in addition to any other right or remedy available under applicable law, but not the obligation, in Purchaser's own name, or in the name of Seller, to take any one or more of the following actions, simultaneously or in such sequence as Purchaser shall determine in Purchaser's sole discretion:

(a) exercise all recoupment or setoff rights which Purchaser may have under this agreement or under applicable law;

(b) require Seller to repurchase, for cash or cash equivalent, all or any part of the Receivables sold to Purchaser under this Agreement for the Purchase Price plus the Discount less: (1) any applicable rebates and (2) any payments or collections received on any Receivable;

(c) proceed, without additional notice to Seller, to foreclose under the Security Agreement and to exercise all other legal and equitable remedies against any Guarantor or other person who may be liable with Seller.

Purchaser may use the Power of Attorney described in Section 3 of this Agreement in order to exercise any of the remedies described in this Section.

Section 15. **Interest on Obligations**. All Obligations of Seller to Purchaser which become due and unpaid upon Seller's Default pursuant to Sections 13 and 14 of this Agreement shall bear interest at the rate of 16%(Sixteen per cent) per annum. Interest will accrue on unpaid Obligations during the period beginning on the tenth day following the date on which Purchaser makes demand on Seller to repurchase the Receivable pursuant to Section 12 of this Agreement and ending on the date the Obligations are fully satisfied.

Section 16. **Verification of Receivables and Accounts; Collection by Purchaser**. Purchaser is authorized, but not obligated, to collect, sue for and give releases for all monies due on all Receivables. Purchaser is authorized to contact Seller's account debtors at any time for purposes of verification or collection of each Receivable and any of Seller's other accounts receivable. Seller shall cooperate with Purchaser to the maximum extent possible to provide information necessary for Purchaser to accomplish this verification or collection. Upon request by Purchaser, Seller shall provide all information requested by Purchaser pertaining to Receivables and other accounts receivable of Seller, including but not limited to copies of invoices, account balances, and names and addresses of account parties. Before or after default hereunder, as to both Receivables and other accounts receivable of Seller, Purchaser is authorized to forward statements and invoices directly to account debtors, and to direct that payment be made to Purchaser or any other address designated. Seller agrees to furnish Purchaser, upon request, any and all papers, documents or records of whatever nature related directly or indirectly to any Receivable and any other account receivable of Seller, and to cooperate generally in all matters related to the collection of Receivables. In the event any merchandise represented by a Receivable shall be returned to or repossessed by Seller, such merchandise shall be held by Seller in trust for Purchaser, separate and apart from the Seller's own property, and subject to Purchaser's directions and control. Seller authorizes Purchaser to file in the name of Seller or Purchaser or both, (a) mechanics lien or related notices or (b) claims under any

payment bond, in connection with goods or services sold by Seller in connection with the improvement of realty.

Section 17. **Representations and Warranties of Seller**. Seller hereby represents, warrants and guarantees to Purchaser as follows:

(a) that the information contained in the application previously or hereafter submitted by Seller, Seller's financial statements and all other materials or documents previously or hereafter submitted to Purchaser in connection with this Agreement are true, correct and complete in all respects;

(b) all federal, state and local tax returns and payments of any kind due or owing by Seller have been timely filed and paid, and no part of the Purchase Price for any Receivable shall be used to pay any wage or salary unless appropriate withholdings have been deposited;

(c) execution of Schedule "A" by Purchaser will thereby vest in Purchaser absolute ownership of each Receivable free from any security interests, liens, claims or equities of third parties;

(d) Seller is the sole owner of and has good, free and unencumbered title to each Receivable;

(e) execution and performance of this Agreement has been duly authorized by all necessary actions and this Agreement and all the other documents executed in connection herewith are legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms;

(f) no other factoring, sale, assignment, lien, security interest or pledge exists against any Receivable;

(g) each Receivable is based upon a bona fide sale of goods or services and represents a completed delivery or completed furnishing of property or services in fulfillment of all the terms and provisions of a fully executed and unexpired contract with the account debtor and is a valid and enforceable obligation of the account debtor;

(h) each account debtor has accepted goods or services covered by the applicable Receivable;

(i) all Receivables are current, are not past due, have not been paid in whole or in part, are outstanding in the amounts reflected in Schedule "A" and are not and will not be subject to any dispute or claim as to price, quality, quantity, workmanship, delay in shipment, set off, counterclaim or other defense;

(j) no product or service was provided on a guaranteed-sale basis or "buy-back" agreement, and the account debtor has not and will not claim any defense of any kind or character or object for any reason whatsoever against payment of such Receivable;

(k) Seller's chief executive office and the location where all books and records pertaining to each Receivable are kept are at the address shown below for notice to Seller;

(l) Seller is solvent, properly licensed and authorized to operate its business under the name designated herein;

(m) Seller uses no trade name or pseudonym that has not been disclosed to Purchaser in writing;

(n) no petition in bankruptcy has been filed by or against Seller nor has Seller filed any petition seeking an arrangement of its debts or for any other relief under the Bankruptcy Code of the United States;

(o) that no application for appointment of a receiver or trustee for all or a substantial part of Seller's property is pending;

(p) Seller has made no assignment for the benefit of creditors;

(q) Seller does not own, control or exercise dominion over, in any way whatsoever, the business of any account debtor on any Receivable;

(r) to the best of Seller's knowledge, the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs;

(s) a financing statement in favor of Purchaser in a form provided by Purchaser is of record in all jurisdictions and filing offices necessary or appropriate to perfect Purchaser's ownership of the Receivables, subject to no other filings, and there is not of record, in any jurisdiction or filing office, any financing statement, notice of lien, tax lien, notice of assessment, assessment, assignment, charge, or other instrument of any kind covering any Receivable;

(t) all Receivables arise from services rendered or products sold to commercial entities for business purposes and not for personal, family, or household purposes;

(u) Seller is not in default in any material respect under any loan agreement, indenture, mortgage, security agreement, or other material agreement or obligation to which it is a party or by which any of its properties may be bound;

(v) there is no action, suit, investigation, or proceeding before any court, governmental authority, or arbitrator pending, or to the knowledge of Seller, threatened against or affecting Seller, that would, if adversely determined, have a material adverse effect on the financial condition or operations of Seller;

(w) there are no outstanding judgments against Seller; and

(x) all of Seller's statements, representations and warranties contained in any applications or other documents submitted to Seller in connection herewith are true, complete and correct in all respects.

SELLER HAS CAREFULLY CONSIDERED THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN AS THEY RELATE TO EACH RECEIVABLE, AND UNDERSTANDS THAT ALL REPRESENTATIONS AND WARRANTIES MADE BY SELLER SHALL BE DEEMED REAFFIRMED BY SELLER UPON EXECUTION OF EACH SUPPLEMENTAL SCHEDULE "A" HERETO. SELLER ACKNOWLEDGES THAT ANY KNOWING OR RECKLESS ERROR OR OMISSION MADE BY SELLER IN THE REPRESENTATIONS OR WARRANTIES MADE HEREIN MAY SUBJECT SELLER TO CIVIL AND CRIMINAL PENALTIES, IN ADDITION TO CIVIL LIABILITY.

Section 18. **Certain Covenants of Seller**. Seller covenants and agrees that it will not, without prior, written consent of Purchaser:

(a) move either its chief executive office or the location where books and records pertaining to the Receivables are kept to a location outside of **Travis** County in the State of **Texas**;

(b) use any trade name;

(c) change its name;

(d) take or omit taking any actions that would render any of Seller's representations and warranties incorrect or incomplete;

(e) merge or consolidate with any other corporation or entity;

(f) dissolve or cease its operations as they are now conducted;

(g) take any action that would cause or induce any account debtor on any Receivable to fail to pay the Receivable in a timely manner;

(h) take any action that would result in any material change in ownership or operational control of Seller;

(i) create, incur, assume, or permit to exist, any lien upon or with respect to any Collateral now owned or hereafter acquired by Seller.

Seller covenants and agrees that it will notify Purchaser in writing immediately upon the imposition or assessment of any, tax lien, assessment or similar levy against Seller or any of Seller's assets, and upon any Dispute arising with respect to any Receivable.

Section 19. **Other Accounts Receivable**. At the request of Purchaser, Seller shall agree to and be obligated to direct its customers or otherwise cause payments relating to all other accounts receivable (whether purchased hereunder or not) to be directed to Purchaser for deposit. In connection therewith, Purchaser shall have the right to deposit and account for all such payments and to take all actions necessary to cause all of Seller's Receivables and accounts

receivable to be directed to Purchaser and rely upon that Special Power of Attorney described in Section 3 for such purposes. Purchaser may, from time to time without notice, subtract from any such collections any charges or Obligations as defined in this Agreement. Purchaser shall show any collections on the Collection Report (as defined in Section 20) and shall from time to time release the amounts collected to Seller, subject to any charges thereto properly made by Purchaser. Purchaser shall charge no additional consideration for such processing and shall bear no responsibility or obligation in connection therewith.

Section 20. **Reports**. Purchaser may prepare and send to Seller by mail or by telephone facsimile or by other means of delivery periodic reports of Purchases & Advances (herein so called) detailing the Receivables purchased. Such reports shall detail the Purchase Price of each Receivable. By similar means, periodic Collection Reports (herein so called) may be sent to Seller detailing for a specific period Receivables collected or charged back and other accounts receivable collected, other debits and credits called for in this Agreement, Discounts charged, rebate of Discounts and, in general, the balance of any amounts owed to or from Seller. Seller is aware that such balance is reported in the column titled "Reserve Refund" of each Collection Report and that Reserve Refund has no meaning other than it serves as the title for such column. By similar means, Reserve Account Reports (herein so called) may be sent to Seller (at the discretion of Purchaser) accounting for the balance owing to or from Seller as derived from all debits and credits made in connection with this Agreement.

Section 21. **Resolution of Disputes; No Assumption of Liability by Purchaser**.

Seller shall immediately notify Purchaser of the assertion by any account debtor of any Dispute. Seller shall settle, at its own expense, all Disputes, subject to Purchaser's approval, but Purchaser shall have the right, in its discretion, to settle any Dispute directly with the account debtor involved upon such terms as Purchaser may deem advisable and at Seller's expense without waiving Purchaser's right to Charge back any Receivable or to declare a Default.

Seller specifically acknowledges and agrees that Purchaser is not assuming any liability or obligation of any kind to Seller's customers or in any way relating to the Receivables or any of Seller's other accounts receivable.

Section 22. **SELLER'S INDEMNITY OF PURCHASER. Seller hereby unconditionally and irrevocably, jointly and severally, agrees to indemnify, defend and hold harmless Purchaser, its officers, servants, employees, agents, attorneys, principals, directors, affiliates, shareholders, parents, subsidiaries, predecessors, successors, and assigns (collectively, the "Indemnified Parties") from and against any and all Losses (as hereinafter defined) that any Indemnified Party may suffer, pay or incur as a result of, arising from or connected with any Claim (as**

hereinafter defined) threatened or asserted against any Indemnified Party, by any person or entity.

For purposes hereof, "Claims" shall mean all, claims, demands, lawsuits, causes of action, choses in action and other legal and administrative actions and proceedings of whatever nature or kind threatened, brought, threatened or asserted against any Indemnified Party whether by reason or in consequence of direct action, counterclaim, cross-claim, third party claim, intervention, interpleader, or otherwise, even if groundless, false, meritless or fraudulent, and whether or not caused directly or indirectly, by any error, omission, act or NEGLIGENCE or STRICT LIABILITY of any Indemnified Party so long as the claim, lawsuit, cause of action, chose in action or other legal action or proceeding is alleged or determined, directly or indirectly, to arise out of, result from, relate to, or be based upon, in whole or in part: (i) the obligations, duties, responsibilities, activities, acts or omissions of any person or entity, including any Indemnified Party, in connection with this Agreement or any Purchase Document; (ii) any relationship between any Indemnified Party and Seller (or any predecessor or successor-in-interest to Seller); or (iii) any matter whatsoever relating to any of the Receivables, including, without limitation, the use, ownership, sale, conversion, disposition, or collection of all or any portion of the Receivables (including compliance with laws).

For purposes hereof, "Losses" shall mean any losses, costs, damages, expenses, judgments, liabilities, obligations and penalties of whatever nature or kind, including, without limitation, attorneys', accountants' and other professional fees; litigation expenses and court costs and expenses; amounts paid in settlement; amounts paid to discharge judgments, penalties, fines and amounts payable to or incurred by any Indemnified Party to any other person or entity, directly or indirectly, resulting from, arising out of or relating to one or more Claims.

In the event that Seller fails or refuses to defend any Indemnified Party as required herein, or Seller fails or refuses to engage independent counsel to defend any Indemnified Party to avoid any possible conflict of interest that results from joint representation of Seller and any Indemnified Party by the same counsel, then, in such event, Indemnified Party, at its option, may engage

counsel to defend Indemnified Party and Seller consents, covenants and agrees to bear and pay all such legal fees and related costs just as though Seller had incurred the same for its own account.

Section 23. **Books and Records**. Seller agrees to permit Purchaser access to all books and records of the Seller during normal business hours.

Section 24. **Taxes**. All taxes and governmental charges imposed with respect to the sales of the goods related to the Receivables shall be charged to Seller.

Section 25. **Termination**. Seller and Purchaser recognize that future purchases of Receivables are to be made only with mutual consent, through joint execution of a supplemental Schedule "A". Accordingly, either party may terminate this Agreement at any time as it relates to future Receivables. As to Receivables at any time purchased, however, Seller may terminate this Agreement only upon prior written notice to Purchaser, and subject to the following terms: Purchaser shall not be obligated to release its security interest and execute releases of UCC filings until five Business Days (hereinafter defined) after all Receivables have been paid to Purchaser in full and Seller has executed and delivered to Purchaser a general release in the form of exhibit A attached hereto. At such time, Purchaser shall also release to Seller the balance, if any, owed to Seller as derived from all debits and credits made in connection with this Agreement. Termination of this Agreement shall not terminate any of Seller's other liabilities or obligations hereunder, including but not limited to any obligations that may arise under Seller's indemnification obligation described above. As used in this Agreement, the term "Business Day" means any day on which commercial banks are not authorized or required to close in Houston, Texas.

Section 26. **Waiver**. Any failure by Purchaser to exercise any of its rights hereunder shall not be deemed to be a waiver by Purchaser of such or any other rights, nor in any manner impair the subsequent exercise of the same or any other right, and any waiver by Purchaser of any Event of Default or Default shall not constitute a waiver of any subsequent Event of Default or Default.

Section 27. **Choice of Law; Venue, Service of Process; Arbitration**. This Agreement shall be construed according to the laws of the State of Texas, and shall be wholly performable in Harris County, Texas. Except as provided herein the following Arbitration Provision ("Arbitration Provision"), any action or proceeding against Seller under or in connection with this Agreement or any of the Purchase Documents may be brought in any state or federal court in Harris County, Texas, and Seller hereby irrevocably submits to the nonexclusive jurisdiction of such courts and waives any objection it may now or hereafter have as to the venue of any such court as an inconvenient forum. Seller agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its office specified in this Agreement. Except as provided in the Arbitration Provision, nothing herein or in any of the Purchase Documents shall affect the right of Purchaser to serve process in any

other manner permitted by law or shall limit the right of Purchaser to bring any action or proceeding against Seller or with respect to any of its property in courts in other jurisdictions. Except as provided in the Arbitration Provision, any action or proceeding by Seller against Purchaser shall be brought only in a court located in Harris County, Texas.

Section 28. **ARBITRATION PROVISION. The Seller and Purchaser agree that all disputes, claims and controversies arising from this document or any documents executed in connection herewith or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of any party. No act to take or dispose of any collateral securing the Obligations or covered by this instrument shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right concerning any collateral securing the Obligations or covered by this instrument, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing the Obligations or covered by this instrument, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision. If the Federal Arbitration Act is inapplicable to any such claim or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with this**

arbitration provision and the Commercial Arbitration Rules of the American Arbitration Association.

Section 29. **Assignment; Successors and Assigns**. Purchaser may from time to time assign its rights under this Agreement, and the assignee shall be entitled to all of the rights and remedies of Purchaser under this Agreement, including its rights as a secured party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective administrators, legal representatives, successors and assigns; however, Seller may not assign its obligations or rights under this Agreement without the written consent of Purchaser.

Section 30. **Severability**. If any provision of this Agreement shall, for any reason, be held to violate any applicable law, then the remaining portion of this Agreement shall remain in full force and effect.

Section 31. **Headings, Construction**. The headings contained in this Agreement are for reference purposes only and shall not modify or affect the terms of this Agreement in any manner.

Section 32. **Saturday, Sunday or Legal Holiday**. If any day provided in this Agreement for the performance of any obligation should fall on a day which is not a Business Day, the compliance with such obligation or delivery shall be deemed acceptable on the next Business Day following such day.

Section 33. **Notices**. Any notice, demand or request permitted, required or desired to be given under this Agreement shall be in writing and shall be deemed effectively given when actually hand delivered, when sent by facsimile to the number set forth below for each party or when sent by United States certified or registered mail, return receipt requested, postage prepaid, or sent by private, receipted carrier guaranteeing same-day or next-day delivery, addressed as follows:

If to Purchaser:

Charter Capital Holdings LP
P.O. Box 270568
Houston, Texas 77277-0568
Attention: Joel Rosenthal
Telephone: (713) 960-1818
Fax: (713) 960-1821

If to Seller:

HDI Plastics, Inc.
5330 Fleming Court, #100
Austin, TX 78744
Attention: Kenneth Brimmer
Telephone No.: 512-383-9388
Fax No.: 512-383-9390

Section 34. **Costs of Enforcement**. In the event of any default or breach by Seller under this Agreement, or any portion hereof, whether or not such enforcement becomes necessary by reason of a breach or default by Seller and/or in the event it becomes necessary for Purchaser to employ an attorney and incur other expenses to collect any Receivable or accounts receivable, Seller agrees to pay to Purchaser on demand, from time to time as such amounts are incurred by Purchaser, an amount or amounts equal to all fees, expenses, attorneys' fees and costs incurred by Purchaser including but not limited to court costs and reasonable attorneys' fees. The costs described in this section may become Obligations under Section 12 of this Agreement.

Section 35. **Nature of Charges**. The Discounts, any additional Discounts, and commissions or other charges payable hereunder constitute consideration for Purchaser's services provided hereunder in connection with making credit investigations, supervising the ledgering of accounts purchased, supervising the collection of the accounts purchased, assuming certain risks and other services provided by Purchaser hereunder. Nothing contained herein shall be construed to require the payment of interest for the use, forbearance, or detention of money (except with respect to the interest that may be charged by Purchaser under Section 15); however, should a court of competent jurisdiction rule that any part of Purchaser's discounts, additional discounts, and factoring commissions or any other charges hereunder are in fact or in law to be treated as interest on funds advanced, in no event shall Seller be obligated to pay that interest at a rate in excess of the maximum amount permitted by law, and all agreements, conditions, or stipulations contained herein, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel Seller to pay a rate of interest exceeding the maximum rate of interest permitted by law shall be without binding force or effect at law or in equity to the extent only of the excess of interest over such maximum rate of interest permitted by law. Also in such event, Purchaser may "spread" all charges characterized as interest over the entire term of all transactions with Seller and may refund to Seller the excess of any payments made over the highest lawful rate. It is the intention of the parties hereto that in the construction and interpretation of this Agreement, this paragraph shall be given precedence over any other agreement, condition, or stipulation herein contained which is in conflict with same.

Section 36. **Equitable Subrogation**. To the extent that Purchaser advances proceeds under this Agreement to Seller that are used to pay any prior indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against, in, on or to the Receivables, then such proceeds shall have been advanced by Purchaser at Seller's request; and Purchaser shall be fully subrogated to any and all rights, titles, interests, powers, equities, liens, encumbrances, and security interests (collectively "Liens") owned or granted by any owner or holder of such Liens, irrespective of whether said Liens are released of record, or otherwise, and all of said Liens shall fully inure to the benefit of Purchaser.

Section 37. **Facsimile**. Seller agrees that any facsimile (faxed) copy of a document relied upon by Purchaser in connection with this Agreement, whether executable or not, including, but not limited to, any Schedule A, invoice, delivery evidence or Bill of Lading, shall

have the same force and effect as if such document were the original or manually executed one.

Section 38. **Joint and Several Obligations**. If more than one party is executing this Agreement as Seller, each party agrees that its obligations hereunder are joint and several. Each party constituting Seller agrees each party constituting Seller warrants to Purchaser that (a) the value of the consideration received and to be received by it as a result of its liability on the obligations of each other Seller is reasonably worth at least as much as the liability and obligation it has hereunder, and (b) such liability and obligation may reasonably be expected to benefit it, directly or indirectly. Each party constituting Seller specifically agrees that execution by any one of them of any Schedule A, bill of sale, or other instrument executed in connection herewith shall be deemed the fully authorized act of each party constituting Seller, jointly and severally binding upon each.

Section 39. **Obligations Absolute**. Seller and (if more than one party) each party constituting Seller agrees that its obligations shall not be released, diminished, impaired or affected by the occurrence of any one or more of the following events, all of which may occur without notice to or consent of any other Seller:

(a) Any release, partial release, subordination or loss of any security, guaranty or collateral at any time existing in connection with the obligations contained herein;

(b) The death, insolvency, bankruptcy, disability or incapacity of any Seller, any guarantor, or any other party now or hereafter obligated hereon;

(c) Any renewal, extension, and/or rearrangement of all or any portion of the obligations contained herein;

(d) Any neglect, delay, omission, failure or refusal of Purchaser to take or prosecute any action for the collection of the obligations provided herein;

(e) The unenforceability for any reason of all or any part of the obligations contained herein against any Seller, guarantor or other party;

(f) The finding of any payment by any Seller to constitute a preference under bankruptcy or similar debtor relief law;

(g) Any release or partial release of liability of any Seller, guarantor or other party; or

(h) Any other action that might impair rights in the nature of contribution or subrogation that any Seller might otherwise have.

Section 40. **Seller's Waiver of Notice.** Seller hereby waives notice of nonpayment of any Receivables as well as all other notices, demands or presentations for payment under this Agreement. Seller further agrees that Purchaser may extend, modify or renew from time to

time the payment of any Receivable without notice to or consent by Seller.

Section 41. **ACH Authorization.** In order to satisfy any of the Obligations, Purchaser is hereby authorized by Seller to initiate electronic debit or credit entries through the ACH system to any deposit account maintained by Seller wherever located.

Section 42. **No Lien Termination without Release.** In recognition of the Purchaser's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Seller, Purchaser shall not be required to record any terminations or satisfactions of any of Purchaser's liens on the Collateral unless and until Seller has executed and delivered to Purchaser a general release in the form of Exhibit A hereto. **Seller understands that this provision constitutes a waiver of its rights under §9-513 of the UCC.**

Section 43. **Documentation and Underwriting Fee;**

N/A

Section 44. **Miscellaneous Fees;** Purchaser shall have the right, but not the obligation, to charge Seller for miscellaneous expenses directly associated with funding and maintaining Seller's account. Such fees may include, but are not limited to, wire transfers (if such option is elected by Seller), postage (for invoices and/or statements mailed on Seller's account), etc. **Misdirected Payment Fee:** Seller shall pay Purchaser fifteen percent (15%) of the amount of any payment on account of a purchased account (Receivable) which has been received by Seller and not delivered in kind to Purchaser as required by Section 3 of this Agreement. This fee shall be in addition to any discount fees to which Purchaser may be entitled. Depositing funds out of trust is a default under this Agreement and this provision shall in no way grant permission to Seller to deposit any funds it may receive in payment of Receivables. **Third Party Interference Fee:** Should Purchaser i) receive any notice from any party (including without limitation, taxing authorities, creditors, partners, owners, shareholders, employees, consultants, vendors, customers, or Sellers), threatening to or informing Purchaser of its or any other party's intention to take any collection or enforcement action (including without limitation levy, garnishment, attachment, repossession, or foreclosure) against Seller with respect to any Collateral; or ii) learn by any other means of any such collection or enforcement threat or action against Seller with respect to any Collateral in which Purchaser has a security interest (collectively hereinafter referred to as "Third Party Interference"); or iii) declare Seller to be in default of this Agreement, Purchaser shall thereupon immediately be entitled to collect an additional fee equal to three percent (3.0%) of the face value of all Accounts sold by Seller to Purchaser then outstanding on Purchaser's books. In addition, should Purchaser continue to purchase Accounts from Seller subsequent to Third Party Interference or declaring Seller in default of any provision of this Agreement, Purchaser shall be entitled to collect an administrative fee equal to one percent (1.0%) of the face amount of each such Account purchased by Purchaser, said administrative fee being in addition to the discount

fee set forth in this Purchase and Sale Agreement. Purchaser shall continue to charge the administrative fee until Third Party Interference is withdrawn, terminated, or otherwise is no longer deemed by Purchaser to jeopardize Purchaser's ability to collect when due, directly from the Account Debtors, the full face amount of all Accounts purchased hereunder. **Missing Notation Fee.** Seller shall have the right to charge a fee in the amount of 15% of the face amount of the invoice as a missing notation fee on any Invoice that is sent by Seller to an Account Debtor which does not contain the notice as required by Section 3 hereof. This fee shall be in addition to any discount fees to which Purchaser may be entitled. Misdirecting funds is a default under this Agreement and this provision shall in no way grant permission to Seller to change the remittance address as required under this agreement.

Section 45. **Special Provisions; N/A**

Section 46. **Entire Agreement; Amendment**. This Agreement and the other instruments executed and delivered by Seller and Purchaser in connection herewith represents and embodies the final, entire agreement between the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements between the parties hereto. The provisions of this Agreement may not be amended or modified except by a written instrument executed by Purchaser and Seller.

DATED this ________ day of ___________________________, 2011.

PURCHASER:

CHARTER CAPITAL HOLDINGS LP

By: Charter Capital GP LLC
General Partner

By: ____________________

Name Joel Rosenthal

Title: Executive Manager

SELLER:

HDI PLASTICS, INC.

By: [signature]

Name: Kenneth W. Brimmer

Title: President/ C.E.O.

THE STATE OF MINNESOTA

COUNTY OF Hennepin

On this 11 day of October, 2011, personally appeared Kenneth W. Brimmer, President/ C.E.O. of HDI PLASTICS, INC., known to me to be the person who executed the foregoing PURCHASE AND SALE AGREEMENT/ SECURITY AGREEMENT and acknowledged to me that he/she executed the same for the purposes therein expressed.

RENU AGARWALA
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15

[signature]
Notary Public - State of Minnesota

By: ______________________

Name: Adam Mosier

Title: Chief Operating Officer

THE STATE OF TEXAS

COUNTY OF TRAVIS

On this ________ day of ____________________, 2011, personally appeared Adam Mosier, Chief Operating Officer of HDI PLASTICS, INC., known to me to be the person who executed the foregoing PURCHASE AND SALE AGREEMENT/ SECURITY AGREEMENT and acknowledged to me that he/she executed the same for the purposes therein expressed.

____
Notary Public - State of Texas

By: ______________________________

Name: Michael Largent

Title: Vice President

THE STATE OF TEXAS

COUNTY OF TRAVIS

On this __________ day of ______________________, 2011, personally appeared Michael Largent , Vice President of HDI PLASTICS, INC. , known to me to be the person who executed the foregoing PURCHASE AND SALE AGREEMENT/ SECURITY AGREEMENT and acknowledged to me that he/she executed the same for the purposes therein expressed.

____

Notary Public - State of Texas

HYPERTENSION DIAGNOSTICS, INC.

By: Kenneth W. Brimmer

Name: Kenneth W. Brimmer

Title: President

THE STATE OF MINNESOTA

COUNTY OF Hennepin

On this 11 day of October, 2011, personally appeared Kenneth W. Brimmer, President of HYPERTENSION DIAGNOSTICS, INC. , known to me to be the person who executed the foregoing PURCHASE AND SALE AGREEMENT/ SECURITY AGREEMENT and acknowledged to me that he/she executed the same for the purposes therein expressed.

Renu Agarwala

Notary Public - State of Minnesota

RENU AGARWALA
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15

EXHIBIT A

GENERAL RELEASE

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned and each of them (collectively "Releasor") hereby forever releases, discharges and acquits CHARTER CAPITAL HOLDINGS LP. ("Releasee"), its parent, directors, shareholders, partners, limited partners, agents and employees, of and from any and all claims of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, to the extent that they arise out of or are in way connected to or are related to that certain Purchase and Sale Agreement / Security Agreement dated ________________________________.

Releasor agrees that the matters released herein are not limited to matters which are known or disclosed.

Releasor acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasee from any such unknown Claims.

Acceptance of this Release shall not be deemed or construed as an admission of liability by any party released.

Releasor acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for and the preparation of this release, or (b) it has knowingly determined that such advice is not needed.

DATED: __________________________

Releasor:

____
(Print name or releasing entity)

By: _________________________

Name: _______________________

Title: ________________________

BILL OF SALE

STATE OF TEXAS

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF HARRIS

The undersigned (whether one or more, "Seller") hereby sells, assigns and transfers all of Seller's rights, titles and interests in and to the accounts receivable ("Receivables") listed on each and every Schedule "A" presented now or in the future to Charter Capital Holdings LP ("Purchaser"), pursuant to that certain Purchase And Sale/Security Agreement, dated OCT. 11, ~~2011~~, 2011 ("Agreement"), between Seller and Purchaser, the terms, conditions and provisions of which are fully incorporated by reference herein for all purposes. Seller represents and warrants to Purchaser that (i) Seller has good, clear legal and equitable title to the Receivables, free and clear of any and all security interests, liens, charges, assignments, tax liens and other encumbrances of any kind, character or type, (ii) the Receivables are not subject to any offsets, credits, claims or defenses, including, without limitation, any claims or defenses arising out of the demand, charge or collection of unlawful or usurious interest for the use, forbearance or detention of money or credit; and (iii) all just and lawful offsets, payments and credits, if any, have already been allowed and made by Seller on the Receivables and fully disclosed to Purchaser prior to the date set forth below.

SELLER SPECIFICALLY CONFIRMS THAT THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE AGREEMENT APPLY IN FULL TO THE RECEIVABLES DESCRIBED ON SCHEDULE "A" HERETO.

Executed the 11th day of October, 2011.

Seller:

HDI PLASTICS, INC.

By: Kenneth W. Brimmer

Name: Kenneth W. Brimmer

Title: President/ C.E.O.

THE STATE OF MINNESOTA

COUNTY OF Hennepin

On this 11 day of October, 2011, personally appeared Kenneth W. Brimmer, President/ C.E.O. of HDI PLASTICS, INC., known to me to be the person who executed the foregoing BILL OF SALE and acknowledged to me that he/she executed the same for the purposes therein expressed.

Renu Agarwala

Notary Public- State of Minnesota

RENU AGARWALA
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15

HYPERTENSION DIAGNOSTICS, INC.

By: [signature]

Name: Kenneth W. Brimmer

Title: President

THE STATE OF MINNESOTA

COUNTY OF Hennepin

On this 11 day of October, 2011, personally appeared Kenneth W. Brimmer, President of HYPERTENSION DIAGNOSTICS, INC., known to me to be the person who executed the foregoing BILL OF SALE and acknowledged to me that he/she executed the same for the purposes therein expressed.

[signature]

Notary Public - State of Minnesota

RENU AGARWALA
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15

By: ______________________________

Name: Adam Mosier

Title: Chief Operating Officer

THE STATE OF TEXAS

COUNTY OF TRAVIS

On this __________ day of ______________________, 2011, personally appeared Adam Mosier, Chief Operating Officer of HDI PLASTICS, INC., known to me to be the person who executed the foregoing BILL OF SALE and acknowledged to me that he/she executed the same for the purposes therein expressed.

____
Notary Public - State of Texas

By: ______________________________

Name: Michael Largent

Title: Vice President

THE STATE OF TEXAS

COUNTY OF TRAVIS

On this __________ day of ______________________, 2011, personally appeared Michael Largent, Vice President of HDI PLASTICS, INC., known to me to be the person who executed the foregoing BILL OF SALE and acknowledged to me that he/she executed the same for the purposes therein expressed.

____
Notary Public - State of Texas

Date: October 10, 2011

Charter Capital Holdings LP
P. O. Box 270568
Houston, Texas 77277-0568

Re: **HDI Plastics, Inc. and Hypertension Diagnostics, Inc. (whether one or more, the "Seller")**

Ladies and Gentlemen:

To induce you to purchase accounts of Seller the undersigned hereby warrants and represents to you as follows:

1. All Seller's accounts which have been or will be reported or sold to you by or on behalf of Seller and in which you hold a security interest ("Accounts"), whether such reports are in the form of Schedules of Accounts, Assignment Schedules collateral reports or financial statements, (i) are and will remain genuine and in all respects what they purport to be, and (ii) will represent bona fide obligations of Seller's customers arising out of the sale and delivery of merchandise sold by the Seller (the "Sold Goods") or the rendition of services, or both, in the ordinary course of its business in accordance with and in full and complete performance of customer's (each, a "Customer") order therefor.

2. All original proceeds of the Accounts received by Seller will be held in trust for you and will immediately be forwarded to you upon receipt, in kind, in accordance with the terms of any agreements between you and the Seller (the "Agreements").

3. None of the Accounts will be the subject of any offsets, defenses or counterclaims of any nature whatsoever, and Seller will not in any way impede or interfere with the normal collection and payment of the Accounts.

4. Seller is presently solvent.

5. The Sold Goods will be up to the point of sale, the sole property of Seller, and the Accounts and Sold Goods are and will remain be free and clear of all liens and security interests, except in your favor.

6. The due dates of the Accounts will be as reported to you by the Seller.

7. Seller will promptly report to you all disputes, rejections, returns and re-sales of Sold Goods and all credits allowed by the Seller against any Account.

8. All reports that you receive from the Seller, including but not limited to those concerning its Accounts, will be true and accurate except for minor inadvertent errors.

9. Seller will not sell its inventory except in the ordinary course of business.

The undersigned hereby indemnifies you and holds you harmless from any direct, indirect, or consequential damage of loss which you may sustain as a result of the breach of any statement contained herein (all of which are continuing and irrevocable) or of your reliance (whether such reliance was reasonable) upon any misstatement (whether or not intentional), fraud, deceit or criminal act on the part of any officer, employee, or agent of the Seller, or any costs (including reasonable attorneys' fees and expenses) incurred by you in the enforcement of any rights granted to you hereunder. All such sums will be paid by the undersigned to you on demand.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

Very truly yours,

Kenneth W. Brimmer, CEO

Kenneth W. Brimmer

CHARTER CAPITAL HOLDINGS LP
ACCOUNTS RECEIVABLE PURCHASE

"SCHEDULE A"

Client: HDI PLASTICS, INC.

Account Name	Invoice Number	Invoice Date	Invoice Amount	Contact Name/ Telephone#	Comments

TOTAL PURCHASED $____________________

The undersigned ("Seller") hereby sells, assigns and transfers all of Seller's rights, titles and interests in and to the accounts receivable ("Receivables") listed above to Charter Capital Holdings LP ("Purchaser"), pursuant to that certain PURCHASE AND SALE AGREEMENT/SECURITY AGREEMENT ("Agreement"), between Seller and Purchaser, the terms, conditions and provisions of which are fully incorporated by reference herein for all purposes. Seller represents and warrants to Purchaser that (i) Seller has good, clear legal and equitable title to the Receivables, free and clear of any and all security interests, liens, charges, assignments, tax liens, and other encumbrances of any kind, character or type; (ii) the Receivables are not subject to any offsets, credits, claims or defenses, including, without limitation, any claims or defenses arising out of the demand, charge or collection of unlawful or usurious interest for the use, forbearance or detention of money or credit; and (iii) all just and lawful offsets, payments and credit, if any, have already been allowed and made by Seller on the Receivables and fully disclosed to Purchaser prior to the date set forth below. The Receivables are also covered by and subject to the terms of the Bill of Sale executed by Seller in connection with the Agreement. SELLER SPECIFICALLY CONFIRMS AND RE-ACKNOWLEDGES TO PURCHASER THAT THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE AGREEMENT APPLY IN FULL TO THE RECEIVABLES.

SELLER: HDI PLASTICS, INC.	PURCHASER: CHARTER CAPITAL HOLDINGS LP
BY: [signature]	BY: CHARTER CAPITAL GP LLC
TITLE: CEO	SIGNATURE : ____________ (as its Executive Manager of Charter Capital GP LLC)
DATE: 10/11/2011	DATE: ____________

CERTIFIED COPY OF RESOLUTIONS

THE UNDERSIGNED, Secretary of HYPERTENSION DIAGNOSTICS, INC., a Minnesota corporation (the "Company"), hereby certifies that the following is a true and correct copy of Resolutions duly adopted by the Board of Directors of the Company on October 11, 2011, and that the same have not been amended, altered or rescinded and are now in full force and effect:

RESOLVED, that the Purchase and Sale Agreement/Security Agreement between the Company and Charter Capital Holdings LP ("Purchaser"), pursuant to which the Company will sell to the Purchaser and Purchaser will purchase from the Seller certain accounts receivable, together with all related security agreements, financing statements, bills of sale, powers of attorney, assignments and other instruments now or hereafter executed in connection therewith (all such documents are referred to as the "Purchase and Sale Documents") be, and the same hereby are, approved on the terms and conditions as set forth therein;

RESOLVED, that all officers of this Company be, and will hereby be, authorized and directed to enter into said Purchase and Sale Documents and all other agreements and documents related thereto and to execute the same for and on behalf of this Company on the terms and conditions set forth therein;

RESOLVED, that said officers of this Company be, and are hereby, authorized and directed to negotiate, agree upon, execute and deliver (without the joinder or attestation of any other person), from time to time, in the name of, and on behalf of, the Company, such agreements, amendments and supplements to said Purchase and Sale Documents as such officer may choose to make, and to perform any and all such acts and things as may be required by Purchaser in connection therewith, or as may to him seem necessary or proper to implement and effect complete consummation of said Purchase and Sale Documents;

RESOLVED, that all previous actions taken by any officer or employee of the Company in furtherance of the foregoing are hereby ratified, approved and confirmed in all respects;

RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by Purchaser and all indebtedness and obligations arising out of said Purchase and Sale Documents shall have been paid and satisfied in full.

The undersigned does hereby further certify that the Corporation is duly organized and existing under the laws of the State of Minnesota; that all franchise and other taxes required to maintain the corporate existence of the Company have been paid when due and that no such taxes are delinquent; that no proceedings are pending for the forfeiture of the Certificate of Incorporation of the Company or for its dissolution,

voluntary or involuntary; that the Company is duly qualified to do business in the State of Texas, and is in good standing in such state; that there is no provision of the Articles of Incorporation or By-Laws of the Company limiting the powers of the Board of Directors to pass or consent to the Resolutions set forth above and that said Resolutions are in conformity with the provisions of said Articles of Incorporation and By-Laws; and that the Secretary is the keeper of the Records and Minutes of the proceedings of the Board of Directors of the Company.

The undersigned does hereby further certify that the following is a true and correct list of certain of the present officers of the corporation and their respective signatures:

Name of Officer	Signature of Officer
Kenneth W. Brimmer, President	Kenneth W. Brimmer
Marilee Douda, Assistant Secretary	Marilee Douda

DATED as of October 11, 2011.

Marilee Douda
(Signature)

Marilee Douda, Assistant Secretary
(Print Name)

THE UNDERSIGNED Kenneth W. Brimmer, President of the Company, hereby certifies that Marilee Douda is the duly elected and qualified Assistant Secretary of the Company, that the signature above is his (her) genuine signature, that the foregoing Resolutions are a true and correct copy of Resolutions duly adopted by the Board of Directors of the Company, which are now in full force and effect and that the foregoing Certificate is true and correct.

Kenneth W. Brimmer
(Signature)

Kenneth W. Brimmer, President
(Print Name)

SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS)
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS)

That the undersigned has made, constituted and appointed and by these presents do make, constitute and appoint Charter Capital Holdings LP, ("Agent"), its true and lawful agent and attorney-in-fact for the corporation and in its name, place and stead to notify account parties of the name and place to direct payment, to open, cash, endorse and otherwise collect all checks and other forms of payment tendered in payment of accounts receivable and other obligations purchased by Agent from the undersigned, or otherwise collected and/or processed by Agent on the undersigned's behalf, pursuant to a certain Purchase and Sale Agreement/Security Agreement between Agent and the undersigned dated OCT. 11, 2011 (the "Agreement), as it may be renewed, extended, amended or modified. The undersigned intends hereby to vest in Agent the power of attorney to be exercised in its sole discretion fully and to do all intents and purposes as the undersigned might or could do if it were personally present. Agent, as used herein, shall mean all officers or employees of Agent or its affiliate duly authorized by Agent and acting on behalf of Agent.

This special power of attorney and the powers hereby granted may be revoked only upon both (i) termination of the above-described Purchase and Sale Agreement/Security Agreement and final collection by Agent of all Receivables purchased thereunder, and (ii) execution by the undersigned of a notice of revocation and recordation of the same in the office of the County Clerk of Harris, County. It is the intention of the undersigned that every person or entity dealing with Agent shall be entitled to rely on the provisions of this paragraph in determining whether or not this special power of attorney has been revoked, and those dealing with Agent are entitled to rely upon the terms and provisions of this paragraph.

Agent shall not be liable for anything which he may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct. Agent shall be protected in acting upon any notice, request, waiver, consent or other document delivered by the undersigned which Agent believes in good faith to be genuine. The undersigned agrees to indemnify and hold harmless Agent against any and all claims, actions, demands, losses, costs and expenses as a result of any claim or legal proceeding relating to the performance or non-performance of any act by Agent hereunder, including claims or proceedings arising from the negligence of Agent, provided that Agent has not acted or failed to act in good faith or with gross negligence or willful misconduct.

This special power of attorney is coupled with an interest as reflected in the terms of the Agreement.

By:

HDI PLASTICS, INC.

By: Kenneth W. Brimmer

Name: Kenneth W. Brimmer

Title: President/ C.E.O.

THE STATE OF MINNESOTA

COUNTY OF Hennepin

On this 11 day of October, 2011, personally appeared Kenneth W. Brimmer, President/ C.E.O. of HDI PLASTICS, INC., known to me to be the person who executed the foregoing SPECIAL POWER OF ATTORNEY and acknowledged to me that he/she executed the same for the purposes therein expressed.

RENU AGARWALA
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15

Notary Public - State of Minnesota

By: ______________________

Name: Adam Mosier

Title: Chief Operating Officer

THE STATE OF TEXAS

COUNTY OF TRAVIS

On this __________ day of ______________________, 2011, personally appeared Adam Mosier, Chief Operating Officer of HDI PLASTICS, INC., known to me to be the person who executed the foregoing SPECIAL POWER OF ATTORNEY and acknowledged to me that he/she executed the same for the purposes therein expressed.

____

Notary Public - State of Texas

By: ______________________

Name: Michael Largent

Title: Vice President

THE STATE OF TEXAS

COUNTY OF TRAVIS

On this ________ day of ________________, 2011, personally appeared Michael Largent, Vice President of **HDI PLASTICS, INC.**, known to me to be the person who executed the foregoing SPECIAL POWER OF ATTORNEY and acknowledged to me that he/she executed the same for the purposes therein expressed.

____
Notary Public - State of Texas

HYPERTENSION DIAGNOSTICS, INC.

By: ______________________

Name: Kenneth W. Brimmer

Title: President

THE STATE OF MINNESOTA

COUNTY OF Hennepin

On this 11 day of October, 2011, personally appeared Kenneth W. Brimmer, President of **HYPERTENSION DIAGNOSTICS, INC.**, known to me to be the person who executed the foregoing SPECIAL POWER OF ATTORNEY and acknowledged to me that he/she executed the same for the purposes therein expressed.

____
Notary Public - State of Minnesota

RENU AGARWALA
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/15